UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2022

DIRTT ENVIRONMENTAL SOLUTIONS LTD.

(Exact name of Registrant as Specified in Its Charter)

Alberta, Canada	001-39061	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7303 30th Street S.E.

Calgary, Alberta, Canada T2C 1N6

(Address of principal executive offices, including zip code)

(403) 723-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	DRTT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Chief Executive Officer

On June 22, 2022, the Board of Directors (the “Board”) of DIRTT Environmental Solutions Ltd. (the “Company”) appointed Benjamin Urban to serve as the Company’s Chief Executive Officer and principal executive officer, effective June 27, 2022. Mr. Urban, 46, joins the Company from Agile Interiors, a leading distribution partner of the Company, where Mr. Urban served as a business development executive for fifteen years. Mr. Urban obtained a Bachelor of Science degree in International Business from the University of Denver, Daniel’s College of Business and holds a Certificate in International Business Management from Instituto Technologico de Estudios Superiores de Monterrey.

Mr. Urban does not have any family relationship with any other director or executive officer of the Company, nor are there any related party transactions between the Company and Mr. Urban that would require disclosure under Item 404(a) of Regulation S-K. The Company and Mr. Urban have entered into an executive employment agreement (the “Employment Agreement”) on June 22, 2022, under which Mr. Urban is entitled to certain remuneration and benefits and rights on termination, and which subjects Mr. Urban to certain ongoing and post-termination obligations and restrictive covenants. The foregoing summary of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, a copy of which will be filed as an exhibit to a subsequent Company filing.

The Company will enter into its standard form of indemnification agreement with Mr. Urban, which requires the Company to indemnify him to the fullest extent permitted under the Business Corporations Act (Alberta) and to such greater extent as applicable law may hereafter from time to time permit. The foregoing description of the indemnification agreement does not purport to be complete and should be read in conjunction with and is qualified in its entirety by reference to such agreement, a copy of which will be filed as an exhibit to a subsequent Company filing.

Concurrent with Mr. Urban’s appointment, effective June 27, 2022, Geoffrey Krause, the Company’s Interim Chief Executive Officer and principal executive officer, will cease his roles as such and resume his prior position as the Company’s Chief Financial Officer and principal financial officer; and Jeffrey Metcalf, the Company’s Interim Chief Financial Officer and principal financial officer, will cease his roles as such and resume his prior position as the Company’s Vice-President, Finance.

Appointment of Directors

On and effective June 22, 2022, the authorized number of directors on the Board was increased from seven to nine. Mr. Urban was appointed to serve as a member of the Board concurrent with his appointment as the Company’s Chief Executive Officer and principal executive officer. In addition, the Board appointed Mr. Shaun Noll to serve as a member of the Board, effective June 22, 2022.

As an employee director, Mr. Urban is not considered independent under the rules of the Nasdaq Stock Market (“Nasdaq”) and U.S. Securities and Exchange Commission (“SEC”). In addition, Mr. Urban is not entitled to additional compensation in connection with his appointment as a director of the Company.

Based on information provided by Mr. Noll concerning his background, employment, and affiliations, the Board has determined that he meets the independence requirements under the Nasdaq rules. As a non-employee director, Mr. Noll will be entitled to receive the same compensation paid by the Company to each of its non-employee directors as described under “Director Compensation” in the Company’s definitive proxy statement for its 2022 annual and special meeting of shareholders filed with the SEC on March 24, 2022, which description is incorporated herein by reference. There are no related party transactions between the Company and Mr. Noll that would require disclosure under Item 404(a) of Regulation S-K. The Company will enter into its standard form of indemnification agreement with Mr. Noll, which requires the Company to indemnify him to the fullest extent permitted under the Business Corporations Act (Alberta) and to such greater extent as applicable law may hereafter from time to time permit. The foregoing description of the indemnification agreement does not purport to be complete and should be read in conjunction with and is qualified in its entirety by reference to such agreement, a copy of which will be filed as an exhibit to a subsequent Company filing.

Item 7.01	Regulation FD

The Company issued a press release announcing the Chief Executive Officer and director appointments on June 22, 2022. A copy of that press release is furnished as Exhibit 99.1 to this Current Report and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1*	Press release dated June 22, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIRTT Environmental Solutions Ltd.

Date: June 22, 2022	By:	/s/ Charles R. Kraus
Charles R. Kraus
Senior Vice President, General Counsel and Corporate Secretary

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